UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 5, 2024

Cencora, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-16671	23-3079390
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1 West First Avenue Conshohocken, PA		19428-1800
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(610) 727-7000

__________________________________________

Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock	COR	New York Stock Exchange (NYSE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 7.01.	Regulation FD Disclosure.

On November 6, 2024, Cencora, Inc. (the “Company”) issued a press release announcing that it has entered into a definitive agreement to acquire Retina Midco, Inc. (“Retina Consultants of America” or “RCA”), a leading management services organization (MSO) of retina specialists, a copy of which is furnished as Exhibit 99.1 hereto.

The information in this Item 7.01 of this Current Report, including Exhibit 99.1 hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On November 5, 2024, the Company entered into an agreement to acquire RCA, a portfolio company of Webster Equity Partners. Under the terms of the agreement, the Company will acquire RCA for cash based on an enterprise value of approximately $4.6 billion, subject to a customary working capital and net-debt adjustment. RCA’s affiliated practices, physicians and management will rollover a portion of their equity in RCA. After giving effect to the rollover, a cash capitalization of RCA that the Company intends to make, and the payment of transaction fees and expenses, the Company’s expected cash outlay at closing would be approximately $4.3 billion. At closing, the Company expects to hold approximately 85% ownership in RCA. The agreement also provides for the potential payment of up to $500 million in aggregate contingent consideration in fiscal year 2027 and fiscal year 2028, subject to the successful completion of certain predefined business objectives. The Company expects to fund the transaction through a combination of cash on hand and new debt financing, and has obtained $3.3 billion in bridge financing commitments in connection with the transaction. The transaction is subject to the satisfaction of customary closing conditions, including receipt of required regulatory approvals.

Cencora’s Cautionary Note Regarding Forward-Looking Statements

Certain of the statements contained in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”). Such forward-looking statements may include, without limitation, statements about the proposed transaction with RCA, the expected timetable for completing the proposed transaction, the benefits of the proposed transaction, future opportunities for Cencora and RCA and any other statements regarding Cencora’s or RCA’s future operations, financial or operating results, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies, and other expectations for future periods. Words such as “aim,” “anticipate,” “believe,” “can,” “continue,” “could,”, “estimate,” "expect," “intend,” “may,” “might,” “on track,” “opportunity,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “strive,” “sustain,” “synergy,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Because forward-looking statements inherently involve risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: the parties’ ability to meet expectations regarding the timing of the proposed transaction; the parties’ ability to consummate the proposed transaction; the regulatory approvals required for the proposed transaction not being obtained on the terms expected or on the anticipated schedule or at all; inherent uncertainties involved in the estimates and judgments used in the preparation of financial statements and the providing of estimates of financial measures, in accordance with GAAP and related standards, or on an adjusted basis; Cencora’s or RCA’s failure to achieve expected or targeted future financial and operating performance and results; the possibility that Cencora may be unable to achieve expected benefits, synergies and operating efficiencies in connection with the proposed transaction within the expected time frames or at all; business disruption being greater than expected following the proposed transaction; the recruiting and retention of key physicians and employees being more difficult following the proposed transaction; the effect of any changes in customer and supplier relationships and customer purchasing patterns; the impacts of competition; changes in the economic and financial conditions of the business of Cencora or RCA; Cencora’s de-leveraging plans and the ability of Cencora to maintain its investment grade rating; and uncertainties and matters beyond the control of management and other factors described under “Risk Factors” in Cencora’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the SEC. You can access Cencora’s filings with the SEC through the SEC website at www.sec.gov or through Cencora’s website, and Cencora strongly encourages you to do so. Except as required by applicable law, Cencora undertakes no obligation to update any statements herein for revisions or changes after the date of this communication.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated November 6, 2024, of Cencora, Inc.
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENCORA, INC.

November 8, 2024	By:	/s/ Robert P. Mauch
	Name:	Robert P. Mauch
	Title:	President and Chief Executive Officer